                                                             EXHIBIT 10.01



                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT


                            Dated as of June 1, 2000


                         (amending the Credit Agreement,
                                   dated as of
                               February 26, 1998)

                                      among

                              ALADDIN GAMING, LLC,
                                as the Borrower,


                         VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders,


                            THE BANK OF NOVA SCOTIA,
                  as the Administrative Agent for the Lenders,


                       MERRILL LYNCH CAPITAL CORPORATION,
                    as the Syndication Agent for the Lenders,


                                       and


                             CIBC OPPENHEIMER CORP.,
                   as the Documentation Agent for the Lenders

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "THIRD AMENDMENT TO CREDIT AGREEMENT") dated as of June 1, 2000, by and among ALADDIN GAMING, LLC, a Nevada limited-liability company (the "BORROWER"), the various financial institutions as are or may become parties hereto (collectively, the "LENDERS"), THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor thereto in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, MERRILL LYNCH CAPITAL CORPORATION, as syndication agent (together with any successor thereto in such capacity, the "SYNDICATION AGENT") for the Lenders, and CIBC OPPENHEIMER CORP., as documentation agent (together with any successor thereto in such capacity, the "DOCUMENTATION AGENT") for the Lenders.

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent have heretofore entered into (x) that certain Credit Agreement (the "CA"), dated as of February 26, 1998, (y) that certain First Amendment to Credit Agreement (the "FIRST AMENDMENT TO CREDIT AGREEMENT") dated as of January 29, 1999 and (z) that certain Second Amendment to Credit Agreement (the "SECOND AMENDMENT TO CREDIT AGREEMENT") dated as of April 5, 1999, effective as of March 10, 1999 (the CA, as amended by the First Amendment to Credit Agreement and the Second Amendment to Credit Agreement, shall be referred to herein as the "CREDIT AGREEMENT"); and

     WHEREAS, the Borrower has requested the Lenders to enter into certain amendments of the Credit Agreement and the Disbursement Agreement; and

     WHEREAS, each of the parties hereto is willing, on the terms and subject to the conditions hereinafter set forth, to so amend the Credit Agreement and the Disbursement Agreement, but only upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follows:

                                       1
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                                    ARTICLE I

                                   DEFINITIONS

SECTION I.1. CERTAIN DEFINED TERMS. The following terms (whether or not italicized) when used in this Third Amendment to Credit Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings:

         "FIRST AMENDMENT TO CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "GECC FACILITIES AGREEMENT" shall mean that certain Facilities Agreement between General Electric Capital Corporation ("GECC"), for itself and as agent for certain participants, and the Borrower dated as of June 26, 1998, as amended by that certain First Amendment to Facilities Agreement between GECC, for itself and as agent for certain participants, and the Borrower dated as of September 2, 1998, as the same may from time to time be further amended, supplemented, amended and restated or otherwise modified in accordance with the terms of the Credit Agreement, as amended by the Third Amendment to Credit Agreement, and the GECC Intercreditor Agreement.

         "GECC INTERCREDITOR AGREEMENT" shall mean that certain Intercreditor Agreement by and among the Administrative Agent, GECC and the Borrower dated as of June 30, 1998 and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified in accordance with the terms thereof.

         "SECOND AMENDMENT TO CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "THIRD AMENDMENT TO CREDIT AGREEMENT" is defined in the PREAMBLE.

         SECTION I.2. OTHER DEFINED TERMS; CONSTRUCTION. For purposes of this Third Amendment to Credit Agreement, capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended by this Third Amendment to Credit Agreement, and the rules of construction set forth in ARTICLE I of the Credit Agreement shall apply to this Third Amendment to Credit Agreement.

                                   ARTICLE II

                                   AMENDMENTS

     SECTION II.1. AMENDMENTS. The parties hereto hereby agree as follows:

          (a) Provided that the Borrower has delivered an opinion of counsel which conforms to the requirements of CLAUSE (H) OF SECTION 3.1 (the "COUNSEL OPINION") which expressly provides, in relevant part, that no approval is required under the GECC Facilities Agreement or the GECC Intercreditor Agreement for the amendment set forth below (or alternatively, the Borrower delivers a consent by GECC under the GECC Facilities Agreement to the amendment of the Credit

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Agreement as set forth herein), the last sentence of SECTION 7.19 of the Credit
Agreement shall be amended in its entirety to read as set forth below:

          "The Borrower shall not, at any time prior to the Completion Date, open or establish any bank, deposit or any other accounts at any financial institution other than the Accounts provided for herein without the prior consent of the Administrative Agent which consent shall not be unreasonably withheld if (x) such bank, deposit or other account is required by the Borrower in the ordinary course of its business after the Opening Date, (y) the Borrower has agreed to such other conditions required by the Administrative Agent (which may include the granting of a security interest to the Administrative Agent on behalf of the Lenders) and (z) with respect to deposits in any such account (1) prior to the Opening Date, the amount of such deposits does not exceed $1,000,000 at any time, (2) after the Opening Date, the amount of such deposits does not exceed $5,000,000 at any time (or such greater amount approved by the Administrative Agent in its sole discretion) and (3) in each case, the amount of such deposits shall be reduced to a level which reasonably meets the requirements of the Borrower's business as determined by the Administrative Agent."

     The Lenders hereby agree that the Administrative Agent shall have the right to approve such bank, deposit or other accounts on behalf of the Lenders after the Administrative Agent has determined that the condition set forth in clause
(x) above has been satisfied in all material respects.

          (b) Provided that the Borrower has delivered a Counsel Opinion which expressly provides, in relevant part, that no approval is required under the GECC Facilities Agreement or the GECC Intercreditor Agreement for the amendment set forth below (or alternatively, the Borrower delivers an amendment to the GECC Facilities Agreement or the GECC Intercreditor Agreement which includes a consent to the amendment of the Credit Agreement as set forth herein and which is substantially similar to the amendment set forth below), the following sentence shall be added to the end of SECTION 7.2.5 of the Credit Agreement:

          "Notwithstanding the foregoing, the Borrower may make an Investment in any wholly-owned Subsidiary which is created by the Borrower for the purpose of owning and controlling bank, deposit or any other accounts at any financial institution permitted under this Agreement or which otherwise are created for purposes of the Borrower's operation of the Casino so long as the Administrative Agent has consented thereto which consent shall not be unreasonably withheld if (x) such Subsidiary is required by the Borrower in the ordinary course of its business after the Opening Date, (y) the Borrower has agreed to such other reasonable conditions required by the Administrative Agent based upon the nature of the business of such Subsidiary (which may require that such Subsidiary be a bankruptcy remote single purpose entity and provide a guaranty of the Obligations under the Loan Documents) and (z) with respect to any such Investment (1) prior to the Opening Date, the amount of such Investment does not exceed $1,000,000,
     (2) after the Opening Date, the amount of such Investment does not exceed $5,000,000 PER

     ANNUM (or such greater amount approved by the Administrative Agent in its sole discretion) and (3) in each case, the amount thereof shall be reduced to a level which reasonably meets the requirements of the Borrower's business as determined by the Administrative Agent."

     The Lenders hereby agree that the Administrative Agent shall have the right to approve each such Investment after the Administrative Agent has determined that the condition set forth in clause (x) above has been satisfied in all material respects.

          (c) Provided that the Borrower has delivered a Counsel Opinion which expressly provides, in relevant part, that no approval is required under the GECC Facilities Agreement or the GECC Intercreditor Agreement for the amendment set forth below (or alternatively, the Borrower delivers an amendment to the GECC Facilities Agreement or the GECC Intercreditor Agreement which includes a consent to the amendment of the Credit Agreement as set forth herein and which is substantially similar to the amendment set forth below), SECTION 7.2.8 of the Credit Agreement shall be amended in its entirety as set forth below:

         "The Borrower will not, and will not permit any Subsidiary to, enter into at any time any arrangement (other than the arrangement described in CLAUSE (C) of the FIFTH RECITAL) which involves the leasing by the Borrower from any lessor of any real or personal property (or any interest therein), which does not create a Capitalized Lease Liability and except arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of an aggregate amount in any Fiscal Year of rentals by the Borrower or any Subsidiary in excess of, in the case of any such arrangements entered into prior to the date which is 90 days after the Opening Date, $2,000,000 PER ANNUM and, in the case of any such arrangement entered into on or subsequent to the date which is 90 days after the Opening Date, $5,000,000 PER ANNUM."

               (d) Provided that the Borrower has delivered the Counsel Opinion which expressly provides, in relevant part, that no approval is required under the GECC Facilities Agreement or the GECC Intercreditor Agreement for the waiver set forth herein (or alternatively, the Borrower delivers a consent from GECC under the GECC Facilities Agreement to the waiver set forth herein), the Administrative Agent shall waive the limitation in the amount of $5,000,000 in
SECTION 2.3.4 of the Disbursement Agreement and agree to direct the Disbursement Agent to increase such limitation to $10,000,000.

               (e) Provided that the Borrower has delivered a Counsel Opinion which expressly provides, in relevant part, that no approval is required under the GECC Facilities Agreement or the GECC Intercreditor Agreement for the waiver set forth herein (or alternatively, the Borrower delivers a consent from GECC under the GECC Facilities Agreement to the waiver set forth herein), the Administrative Agent shall waive with respect to payroll payments only the requirement in SECTION 2.2.5 of the Disbursement Agreement that the Disbursement Agent receive satisfactory evidence that Indirect Costs are then due and payable so that the Administrative Agent can provide funds for payroll payments to be made within 30 days after the Advance Date PROVIDED THAT (x) all such amounts are funded from Line Items and Line Item Categories approved by the Administrative Agent and from no other Line Items or Line Item Categories, as the case may be, (y) all such amounts are deposited and held in the Servicing Agent's Payroll Account and (z) all such amounts are paid to the Person entitled thereto in accordance with the Servicing and Collateral Account Agreement. The Advance Request required by SECTION 3.2.6 of the Disbursement Agreement shall conform to the waiver set forth herein.

          (f) Provided that the Borrower has delivered the Counsel Opinion which expressly provides, in relevant part, that no approval is required under the GECC Facilities Agreement or the GECC Intercreditor Agreement for the waiver set forth herein (or alternatively, the Borrower delivers a consent by GECC under the GECC Facilities Agreement to the waiver set forth herein), the Administrative Agent will waive the prohibitions set forth in the Disbursement Agreement which prohibit any Advance which is funded from the Bank Proceeds Account or from a Term A Loan from being used as a down payment for the Gaming Equipment or the Specified Equipment which is to be leased under an FF&E Lease or financed by the credit facilities contemplated by the Approved Equipment Funding Commitments so long as the following conditions have been met:

          To the extent that any Advance Request shall include any amount in respect of a deposit or progress payment for Gaming Equipment or Specified Equipment, the Disbursement Agent will, upon satisfaction of the applicable conditions set forth in the Disbursement Agreement and the Credit Agreement, include such amount in an Advance only if (i) the aggregate amount advanced for deposits or progress payments for Gaming Equipment and Specified Equipment from and after the date of this Third Amendment to Credit Agreement is not greater than $12,000,000, (ii) any amount being Advanced for the Gaming Equipment and the Specified Equipment, as applicable, shall be from the Line Items and Line Item Categories approved by the Administrative Agent and from no other Line Items or Line Item Categories, as the case may be, (iii) the Borrower shall have provided the Administrative Agent with a copy of the Contract covering the Gaming Equipment or Specified Equipment (and all amendments thereto or modifications thereof), (iv) as collateral security, the Borrower shall have assigned each such Contract to the Lenders, (v) the Borrower shall have provided evidence satisfactory to the Administrative Agent that such Gaming Equipment or Specified Equipment is adequately insured for the benefit of the Lenders, (vi) if permitted by applicable Law, the Borrower shall have granted the Lenders a perfected and continuing first security interest in such Gaming Equipment or Specified Equipment prior to or simultaneously with the making of any such Advance, (vii) GECC shall have confirmed in writing that upon delivery of such Gaming Equipment or Specified Equipment to the Project and satisfaction of the requirements of the GECC Facilities Agreement, all amounts advanced to the Borrower from the Loans to fund a deposit or make a progress payment shall be advanced on behalf of the Borrower to the Guaranty Deposit Account and the balance due with respect to such Gaming Equipment or Specified Equipment shall be funded in full under the GECC Facility Agreement, and (viii) GECC shall covenant and agree to advance all reimbursements for deposits and progress payments on behalf of the Borrower to the Guaranty Deposit Account (upon such fundings by GECC, the Administrative Agent shall release the Lenders' Liens and security interests from such Gaming Equipment and Specified Equipment as contemplated by CLAUSE (G) of this Third Amendment to Credit Agreement). After delivery to the Main Project (i) such Gaming Equipment and Specified Equipment shall be installed in the Main Project for its intended use or otherwise stored in a secure area, in each case protected from theft, vandalism and weather conditions to the reasonable satisfaction of the Administrative Agent, (ii) the Administrative Agent shall have received satisfactory evidence that such Gaming Equipment and Specified Equipment are adequately insured for the benefit of the Lenders, (iii) the Borrower shall have provided the Administrative Agent with a detailed inventory of such stored Gaming Equipment and the Specified Equipment and verified that such Gaming Equipment and Specified Equipment are stored as herein required and (iv) the Borrower shall have granted the Lenders a perfected and continuing first security interest in such Gaming Equipment and Specified Equipment.

               (g) The Lenders hereby authorize and direct the Agent from time to time to release from the Lien of the Mortgage and security interests granted by the Loan Documents items for which GECC has agreed are to be funded from the GECC Facility in exchange for payment from the GECC Facility of an amount equal to that which was funded for such items from the Loans. All amounts funded by GECC shall be deposited into the Guaranty Deposit Account.

               (h) The Lenders hereby agree that (x) the requirement in SECTION
2.3.4 of the Credit Agreement that an additional borrowing of a Term B Loan and/or Term C Loan from a Lender described in clause (i) and (ii) of said section must be made prior to the date that all of the Term B Loans and Term C Loans have been advanced from the Bank Proceeds Account is hereby waived and (y) such additional borrowing may be a Term A Loan, Term B Loan and/or Term C Loan.

               (i) The Lenders hereby agree that notwithstanding anything to the contrary in the Credit Agreement, any transaction (x) which is consummated in accordance with the provisions of CLAUSE (F) and CLAUSE (G) of this Third Amendment to Credit Agreement or (y) by which (1) the Borrower transfers to GECC an Ownership interest in Gaming Equipment or Specified Equipment which was financed with proceeds from the Loans, (2) GECC funds the purchase price thereof from an advance under the GECC Facilities Agreement (which purchase price shall be no less than the purchase price thereof funded from the Loans) and (3) simultaneously therewith GECC and the Borrower enter into a lease agreement for such Gaming Equipment or Specified Equipment in accordance with the Facilities Agreement shall not constitute a breach under the Credit Agreement including, without limitation, the restriction on sales and leasebacks under SECTION 7.2.15 of the Credit Agreement.

                                   ARTICLE III

                        CONDITIONS PRECEDENT AND COVENANT

     SECTION III.1. CONDITIONS TO EFFECTIVENESS. This Third Amendment to Credit Agreement shall be and become effective on the date (the "THIRD AMENDMENT DATE") on which each of the following conditions precedent shall have been satisfied.

          (a) EXECUTION OF DOCUMENTS. The Administrative Agent shall have received counterparts of (i) the Ratification of the Completion Guaranty executed by Authorized Representatives of the parties thereto, (ii) this Third Amendment to Credit Agreement executed by Authorized Representatives of the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Required Lenders and (iii) the First Amendment to Disbursement Agreement executed by Authorized Representatives of the Parties thereto.

          (b) INCUMBENCY, ETC. The Administrative Agent shall have received (with copies for each Lender) a certificate, dated the Third Amendment Date, of an Authorized Representative of the Borrower certifying:

               (i) as to the incumbency and signatures of the Person or Persons authorized to execute and deliver this Third Amendment to Credit Agreement and any instruments or agreements required hereunder,

               (ii) as to an attached copy of one or more resolutions or other authorizations of the manager of the Borrower certified by the Authorized Representative of such manager as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Third Amendment to Credit Agreement and any instruments or agreements required hereunder, and

               (iii) that the Organizational Documents of the Borrower have not been modified other than by the letter agreement dated December 10, 1999, a true, correct and complete copy of which has been delivered to the Administrative Agent, upon which certificate the Administrative Agent, the Syndication Agent, the Documentation Agent and each Consenting Lender (collectively, the "FINANCING PARTIES") may conclusively rely until it shall have received a further certificate of an Authorized Representative of the Borrower canceling or amending such prior certificate.

          (c) FEES. All reasonable fees and costs and expenses of Mayer, Brown & Platt and other professionals employed by the Administrative Agent and all other reasonable expenses of the Administrative Agent in connection with the negotiation, execution and delivery of this Third Amendment to Credit Agreement and the transactions contemplated herein shall have been paid in full.

          (d) SATISFACTORY LEGAL FORM. Each Financing Party and its counsel shall have received all information, approvals, opinions, documents or instruments as each Financing Party or its counsel may have reasonably requested, and all documents executed or submitted pursuant hereto by or on behalf of the Borrower shall be satisfactory in form and substance to each Financing Party and its counsel.

          (e) DEFAULT. After giving effect to this Third Amendment to Credit Agreement the following statements shall be true and correct: (i) to the best knowledge of the Borrower, no act or condition exists which, with the giving of notice or passage of time would constitute a "DEFAULT" or "EVENT OF DEFAULT" (as defined in the Credit Agreement and the GECC Facilities Agreement) has occurred and is continuing as of the date hereof, and (ii) no material adverse change in (A) the financial condition, business, property, prospects or ability of the Borrower to perform in all material respects its obligations under any Operative Document or any of the documents evidencing and securing the FF&E Financing to which it is a party or (B) the financial condition, business, property, prospects and ability of any other Aladdin Party or, to the best knowledge of the Borrower, LCNI, the Design/Builder or Fluor to perform in all material respects its obligations under any Operative Document to which it is a party has occurred since the Closing Date.

          (f) CONSENTS AND APPROVALS. All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Instrumentality or another Person, or by or from any trustee (including, without limitation, GECC and the Discount Note Indenture Trustee) or holder of any indebtedness or obligation of the Borrower, that are necessary or, in the reasonable opinion of the Administrative Agent, advisable in connection with the execution, delivery and performance of this Third Amendment to Credit Agreement by all parties hereto, shall have been taken, given or obtained, as the case may be, shall be in full force and effect and the time for appeal with respect to any thereof shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be in form and substance satisfactory to the Administrative Agent.

          (g) DELIVERY OF THIRD AMENDMENT TO CREDIT AGREEMENT. The Borrower shall have delivered this Third Amendment to Credit Agreement to all Persons entitled under the Operative Documents to receive delivery hereof.

          (h) OPINIONS. The Administrative Agent shall have received such opinions of counsel as it deems necessary, dated the Third Amendment Date and addressed to the Administrative Agent, the Lenders and, if applicable, the Disbursement Agent, which shall be in form and substance satisfactory to the Administrative Agent.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     In order to induce each Financing Party to enter into this Third Amendment to Credit Agreement, the Borrower hereby reaffirms, as of the Third Amendment Date, its representations and warranties contained in Article VI of the Credit Agreement and additionally represents and warrants unto each Financing Party as set forth in this ARTICLE V.

     SECTION IV.1. MATTERS PERTAINING TO THE GECC FACILITIES AGREEMENT.

          (a) The Borrower has not directly or indirectly amended (by Change Order or otherwise), modified (by Change Order or otherwise), allocated, reallocated or supplemented or permitted or consented to the amendment (by Change Order or otherwise), modification (by Change Order or otherwise) allocation, reallocation or supplementation of the Construction Benchmark
     Schedule in any manner which would extend the Completion Date.

          (b) Prior to and after giving effect to this Third Amendment, no "DEFAULT" or "EVENT OF DEFAULT" exists under the GECC Facilities Agreement (without giving effect to the GECC Intercreditor Agreement).

     SECTION IV.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower of this Third Amendment to Credit Agreement and each other document executed or to be executed by it in connection with this Third Amendment to Credit Agreement are within the Borrower's powers, have been duly authorized by all necessary action, and do not:

          (a) contravene the Borrower's Organizational Documents;

          (b) contravene any contractual restriction binding on or affecting the Borrower;

          (c) contravene any court decree or order or Legal Requirement binding on or affecting the Borrower; or

          (d) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties except as expressly contemplated by the Operative Documents,

and the Financing Parties may conclusively rely on such representation and warranty.

     SECTION IV.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Third Amendment to Credit Agreement or any other document to be executed by it in connection with this Third Amendment to Credit Agreement.

     SECTION IV.4. VALIDITY, ETC. This Third Amendment to Credit Agreement constitutes, and each other document executed by the Borrower in connection with this Third Amendment to Credit Agreement, on the due execution and delivery thereof, will constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights generally and by general principles of equity.

     SECTION IV.5. LIMITATION. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and each other Operative Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement, the GECC Facilities Agreement, any Operative Document, or other Instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Agents, the Lenders, GECC or the Discount Note Indenture Trustee.

     SECTION IV.6. OFFSETS AND DEFENSES. The Borrower has no offsets or defenses to its obligations under the Loan Documents or the documents evidencing and securing the FF&E Financing and no claims or counterclaims against any of the Agents, the Lenders or the Construction Consultant.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

     SECTION V.1. RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. This Third Amendment to Credit Agreement shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended by this Third Amendment to Credit Agreement, shall continue in full force and effect and is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement, as amended by this Third Amendment to Credit Agreement.

     SECTION V.2. HEADINGS. The various headings of this Third Amendment to Credit Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Third Amendment to Credit Agreement or any provisions hereof.

     SECTION V.3. APPLICABLE LAW. THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT TO CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE

STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE.

     SECTION V.4. CROSS-REFERENCES. References in this Third Amendment to Credit Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Third Amendment to Credit Agreement.

     SECTION V.5. OPERATIVE DOCUMENT. This Third Amendment to Credit Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION V.6. SUCCESSORS AND ASSIGNS. This Third Amendment to Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION V.7. COUNTERPARTS. This Third Amendment to Credit Agreement may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     SECTION V.8. RESERVATION OF RIGHTS. The Borrower agrees that neither this Third Amendment to Credit Agreement nor the making of any Advance by the Disbursement Agent and the Administrative Agent's consent thereto shall constitute (w) an approval of all or any portion of any Advance Request, (x) a waiver or forbearance by the Disbursement Agent or the Administrative Agent under any of the Loan Documents, (y) the acceptance by the Disbursement Agent or the Administrative Agent of any course of conduct by the Borrower, the Completion Guarantors or any of the Aladdin Parties or the London Clubs Parties (including, without limitation, matters relating to transfers of direct and indirect interests in Holdings between the members thereof) or (z) an agreement by the Administrative Agent to amend any of the Loan Documents or waive any of the provisions thereof without the approval from the Required Lenders and a corresponding amendment of the GECC Facilities Agreement or waiver from GECC, as the case may be. The Borrower further agrees that the Administrative Agent and the Disbursement Agent reserve all rights, remedies and options under the Loan Documents to require the Borrower to satisfy in all respects the conditions relating to each Advance and perform all of its obligations under the Loan Documents which are then due and owing or are susceptible of performance, as the case may be.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Credit Agreement as of the day and year first above written.


                                      ALADDIN GAMING, LLC


                                      By:  /s/ RICHARD J. GOEGLEIN
                                         --------------------------------------
                                      Name: Richard J. Goeglein
                                      Title: President & Chief Executive Officer


                                      THE BANK OF NOVA SCOTIA, as the
                                      Administrative Agent


                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:


                                      MERRILL LYNCH CAPITAL
                                      CORPORATION, as the Syndication Agent


                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:


                                      CIBC OPPENHEIMER CORP.,
                                      as the Documentation Agent


                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

 By signing below, the Guarantors confirm their agreement to the terms of this Third Amendment to Credit Agreement.

ALADDIN BAZAAR HOLDINGS, LLC


By: /s/ RONALD DICTROW
   ----------------------------
Name:  Ronald Dictrow
Title: Secretary/Treasurer

THE TRUST UNDER ARTICLE SIXTH
UNDER THE  WILL OF SIGMUND SOMMER


By: /s/VIOLA SOMMER
   -----------------------------
Name:  Viola Sommer
Title: Trustee

By: /s/ JACK SOMMER
   -----------------------------
Name:  Jack Sommer
Title: Trustee

LONDON CLUBS INTERNATIONAL PLC


By: /s/ WILLIAM TIMMINS
   -----------------------------
Name:  William Timmins
Title: Executive Director

By signing below, the Disbursement Agent confirms receipt of this Third Amendment to Credit Agreement.

THE BANK OF NOVA SCOTIA,
as the Disbursement Agent


By:
   ------------------------------
Name:
Title: